          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
        SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.22

                         PURCHASE AGREEMENT NUMBER 2191

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                               COPA HOLDINGS, S.A.

               RELATING TO BOEING MODEL 737-7V3 & 737-8V3 AIRCRAFT

                                TABLE OF CONTENTS

                                                                                                      SA
      ARTICLES                                                                                      NUMBER
      --------                                                                                      ------
         1.              Quantity, Model and Description                                             SA 3
         2.              Delivery Schedule
         3.              Price
         4.              Payment                                                                     SA 3
         5.              Miscellaneous
      TABLE
        1-1              Aircraft Information Table for Model 737-7V3 Aircraft                       SA 4
        1-2              Aircraft Information Table for Model 737-8V3 Aircraft                       SA 5
        1-3              Aircraft Information Table for Model 737-7V3 Aircraft                       SA 6
        1-4              Aircraft Information Table for Model 737-7V3 Aircraft                       SA 7
     EXHIBIT
        A-1              Aircraft Configuration for Model 737-7V3 Aircraft                           SA 3
        A-2              Aircraft Configuration for Model 737-8V3 Aircraft                           SA 3
        B.               Aircraft Delivery Requirements and Responsibilities                         SA 3
SUPPLEMENTAL EXHIBITS
        BFE1.            BFE Variables                                                               SA 3
        CS1.             Customer Support Variables                                                  SA 3
        EE1.             Engine Escalation/Engine Warranty and Patent Indemnity
        SLP1.            Service Life Policy Components
LETTER AGREEMENTS
       2191-01           Demonstration Flight Waiver
       2191-02           **Material Redacted**
       2191-03           Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS
t6-1162-DAN-0123                           Performance Guarantees
6-1162-DAN-0124                            **Material Redacted**
6-1162-DAN-0155                            Airframe Escalation Revision
6-1162-DAN-0156                            Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157                            Miscellaneous Matters
6-1162-MJB-0017                            **Material Redacted**
6-1162-MJB-0030                            **Material Redacted**
6-1162-LAJ-874R                            **Material Redacted**                                  **Material Redacted**
6-1162-LAJ-874R1                           **Material Redacted**                                  **Material Redacted**
6-1162-LAJ-874R2                           **Material Redacted**                                  **Material Redacted**
6-1162-LAJ-982                             **Material Redacted**                                  **Material Redacted**

SUPPLEMENTAL AGREEMENTS                                                                                DATED AS OF:
Supplemental Agreement No. 1                                                                          June 29, 2001
Supplemental Agreement No. 2                                                                      December 21, 2001
Supplemental Agreement No. 3                                                                          June 14, 2002
Supplemental Agreement No. 4                                                                      December 20, 1002
Supplemental Agreement No. 5                                                                       October 31, 2003
Supplemental Agreement No. 6                                                                      September 9, 2004
Supplemental Agreement No. 7                                                                       December 9, 2004
Supplemental Agreement No. 8                                                                         April 15, 2005

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                               COPA HOLDINGS, S.A.

                          -----------------------------

      This Purchase Agreement No. 2191 dated as of Nov. 25, 98 between The Boeing Company (BOEING) and COPA HOLDINGS, S.A. (CUSTOMER) relating to the purchase and sale of Model 737-7V3 & 737-8V3 aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of Nov. 25, 98 between the parties, identified as AGTA-COP (AGTA).

Article 1. Quantity, Model and Description.

      The aircraft to be delivered to Customer will be designated as Model 737-7V3 & 737-8V3 aircraft (the AIRCRAFT). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table I to the Purchase Agreement.

Article 2. Delivery Schedule.

      The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

      3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

      3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

      3.3 Boeing has not yet established the Aircraft Basic Price for Aircraft scheduled to be delivered after December 31, 2003. The prices listed in Table 1 for such Aircraft are only to provide Customer with an estimate of the applicable Advance Payment Base Prices. Accordingly, the Aircraft Basic Price for such Aircraft will be the sum of the Airframe Price, Optional Features Prices and the Engine Price first published by Boeing for the same model of aircraft and engines to be delivered after December 31, 2003.

Article 4. Payment.

      4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table I for each Aircraft (DEPOSIT).

      4.2 The standard advance payment schedule for the Model 737-7V3 & 737-8V3 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1.

      4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

      4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5. Miscellaneous.

      5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries,
(iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

      5.2 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

      5.3 Customer Support Variables. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

      5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

      5.5 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

      5.6 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and
Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                                   TABLE 1 TO
                          PURCHASE AGREEMENT NO.. 2191
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:     737-700                              154,500   DETAIL SPECIFICATION:      D6-38868-42-1 (11/25/1998)

ENGINE MODEL:           CFM56-7B20                                      PRICE BASE YEAR:           Jul-97

AIRFRAME PRICE:                                          $ 36,374,000

OPTIONAL FEATURES:                                       $  3,279,619   AIRFRAME AND ENGINE ESCALATION DATA:
                                                         ------------

SUB-TOTAL OF AIRFRAME AND FEATURES:                      $ 39,653,619   BASE YEAR INDEX (ECI):                  137.30

ENGINE PRICE (PER AIRCRAFT):                             $          0   BASE YEAR INDEX (ICI):                  129.50

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                $ 39,653,619
                                                         ============

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                $  2,750,000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:               $    400,000

REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:  $     75,000

                                                                                   ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS.
                                                                  ESCALATION                    PRIOR TO DELIVERY):
                                                                 ESTIMATE ADV  -----------------------------------------------------
               NUMBER OF  ESCALATION FACTOR  ESCALATION CREDIT   PAYMENT BASE  AT SIGNING   24 MOS.   21/18/12/9/6 MOS.   TOTAL
DELIVERY DATE  AIRCRAFT      (AIRFRAME)         MEMORANDUM      PRICE PER A/P       1%         4%             5%            30%
-------------  ---------  -----------------  -----------------  -------------  ---------- ----------- ----------------- ------------
  Jan-2000         1           1.0514          -$ 468,000        $ 41,674,000   $ 351,740 $ 1,666,960     $ 2,083,700   $ 12,502,200
  Feb-2000         1           1.0541          -$ 472,000        $ 41,777,000   $ 352,770 $ 1,671,080     $ 2,088,850   $ 12,533,100
  May-2000         2           1.0696          -$ 476,000        $ 42,388,000   $ 348,880 $ 1,695,520     $ 2,199,400   $ 12,716,400
 *June-2002        1           1.1299          -$ 504,000        $ 44,801,000   $ 373,010 $ 1,792,040     $ 2,240,050   $ 13,440,300
 **Jul-2002        1           1.1327          -$ 508,000        $ 44,908,000   $ 374,080 $ 1,796,320     $ 2,245,400   $ 13,472,400
  Nov-2002         1             1.14          -$ 508,000        $ 45,197,000   $ 376,970 $ 1,807,880     $ 2,259,850   $ 13,559,100
  Dec-2002         1           1.1425          -$ 512,000        $ 45,292,000   $ 377,920 $ 1,811,680     $ 2,264,600   $ 13,587,600

* Delivery date of May-20022 (previous month)to be used at time of delivery for escalation purposes.

** Delivery date of June-2002 (previous month)to be used at time of delivery for escalation purposes.

                                  TABLE 1-1 TO
                       BOEING PURCHASE AGREEMENT NO. 2191
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS
                         MODEL 737-700 AIRCRAFT, BLOCK A

AIRFRAME MODEL/MTGW:      737-700                             154,500   DETAIL SPECIFICATION:      D6-38808-42-1 REV A (12/6/1999)

ENGINE MODEL:           CFM56-7B22                                      AIRFRAME PRICE BASE YEAR:  Jul-00

AIRFRAME PRICE:                                          $ 41,058,000

OPTIONAL FEATURES:                                       $  2,915,000   AIRFRAME ESCALATION DATA:
                                                         ------------

SUB-TOTAL OF AIRFRAME AND FEATURES:                      $ 43,973,000   BASE YEAR INDEX (ECI):                  145.50

ENGINE PRICE (PER AIRCRAFT):                             $          0   BASE YEAR INDEX (ICI):                  130.30

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                $ 43,973,000
                                                         ============

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                $  1,000,000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:               $    450,000

REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:  $     75,000

                                                                             ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR
                                                         ESCALATION                            TO DELIVERY):
                                                        ESTIMATE ADV    -----------------------------------------------------------
                NUMBER OF   ESCALATION FACTOR           PAYMENT BASE    AT SIGNING     24 MOS.     21/18/12/9/6 MOS.      TOTAL
DELIVERY DATE   AIRCRAFT       (AIRFRAME)        MSN    PRICE PER A/P       1%           4%               5%               30%
-------------   ---------   -----------------   -----   -------------   ----------   -----------   --------------      ------------
  Sep-2003          1           1.1247          33707   $ 49,956,000    $ 424,560    $ 1,998,240      $ 2,497,800      $ 14,986,800
  Oct-2003          1           1.1293          33708   $ 50,159,000    $ 426,590    $ 2,006,360      $ 2,507,950      $ 15,047,700
  May-2004          1           1.1519          33705   $ 51,202,000    $ 437,020    $ 2,048,080      $ 2,560,100      $ 15,360,600
  Jun-2004          1           1.1547          33706   $ 51,326,000    $ 438,260    $ 2,053,040      $ 2,566,300      $ 15,397,800

                      TABLE 1-2 FOR MODEL 737-8V3 AIRCRAFT
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:     737-8V3                              174,200   DETAIL SPECIFICATION:      D6-38808-43 REV D (10/2/2001)

ENGINE MODEL:           CFM56-7B26                                      PRICE BASE YEAR:           Jul-00

AIRFRAME BASE PRICE:                                     $ 50,584,000

OPTIONAL FEATURES:                                       $  3,289,700   AIRFRAME AND ENGINE ESCALATION DATA:
                                                         ------------

SUB-TOTAL OF AIRFRAME AND FEATURES:                      $ 53,873,700   BASE YEAR INDEX (ECI):                  145.40

ENGINE PRICE (PER AIRCRAFT):                             $          0   BASE YEAR INDEX (ICI):                  130.30

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                $ 53,873,700
                                                         ============

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:               $    500,000

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                $  1,000,000

REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:  $     75,000

                                                                               ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR
                                                              ESCALATION                         TO DELIVERY):
                                                             ESTIMATE ADV   --------------------------------------------------------
               NUMBER OF  ESCALATION FACTOR  MANUFACTURER    PAYMENT BASE   AT SIGNING    24 MOS.    21/18/12/9/6 MOS.     TOTAL
DELIVERY DATE  AIRCRAFT      (AIRFRAME)      SERIAL NUMBER   PRICE PER A/P      1%          4%              5%              30%
-------------  ---------  -----------------  -------------   -------------  ----------  -----------  -----------------  ------------
  Oct-2003         1           1.1293            33709       $ 60,611,000    $ 531,110  $ 2,424,440     $ 3,030,550     $ 18,183,300
  Nov-2003         1           1.1355            33710       $ 60,836,000    $ 533,360  $ 2,433,440     $ 3,041,800     $ 18,250,800
  Oct-2003         1           1.1707            34006       $ 63,570,000    $ 560,700  $ 2,542,800     $ 3,178,500     $ 19,071,000

                                    TABLE 1-3
              AIRCRAFT INFORMATION TABLE FOR MODEL 737-7V3 AIRCRAFT
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:      737-700                              154,500    DETAIL SPECIFICATION:      D6-38808-42-1-D (10/5/2002)

ENGINE MODEL:           CFM56-7B22                                        AIRFRAME PRICE BASE YEAR:  Jul-00

AIRFRAME PRICE:                                          $  41,058,000

OPTIONAL FEATURES:                                       $   3,011,200    AIRFRAME ESCALATION DATA:
                                                         -------------

SUB-TOTAL OF AIRFRAME AND FEATURES:                      $  44,069,200    BASE YEAR INDEX (ECI):                145.40

ENGINE PRICE (PER AIRCRAFT):                             $           0    BASE YEAR INDEX (ICI):                130.30

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                $  44,069,200
                                                         =============

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                $   1,000,000

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:               $   1,700,000

REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPTANCE:  $      75,000

                                                                                    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS.
                                                             ESCALATION                    PRIOR TO DELIVERY):
                                                            ESTIMATE ADV   ---------------------------------------------------------
               NUMBER OF  ESCALATION FACTOR  MANUFACTURER   PAYMENT BASE   AT SIGNING    24 MOS.    21/18/12/9/6 MOS.      TOTAL
DELIVERY DATE  AIRCRAFT      (AIRFRAME)      SERIAL NUMBER  PRICE PER A/P       1%          4%              5%              30%
-------------  ---------  -----------------  -------------  -------------  ----------  -----------  -----------------  -------------
  May-2006         1           1.2271            34535      $ 55,777,000   $ 482,770   $ 2,231,080     $ 2,788,850     $ 16,733,100
  Jun-2006         1           1.2299            34536      $ 55,901,000   $ 484,010   $ 2,236,040     $ 2,795,050     $ 16,770,300

                                    TABLE 1-4
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTGW:     737-700                           154,500  DETAIL SPECIFICATION:                      D6-38808-42-1
                                                                                                               (4/30/2004)

ENGINE MODEL:           CFM56-7B22                                  PRICE BASE YEAR/ESCALATION FORMULA:        Jul-04  ECI-MPG/CPI

AIRFRAME PRICE:                                      $  47,784,000  ENGINE PRICE BASE YEAR/ESCALATION FORMULA: N/A     N/A

OPTIONAL FEATURES:                                   $   3,517,000  AIRFRAME AND ESCALATION DATA:
                                                     -------------

SUB-TOTAL OF AIRFRAME AND FEATURES:                  $  51,301,000  BASE YEAR INDEX (ECI):                                  166.1

ENGINE PRICE (PER AIRCRAFT):                         $           0  BASE YEAR INDEX (ICI):                                  184.1

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):            $  51,301,000
                                                     =============

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:            $           0

SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:           $   1,800,000

REFUNDABLE DEPOSIT PER AIRCRAFT AT PROPOSAL ACCEPT:  $      90,000

                                                                               ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR
                                                             ESCALATION                          TO DELIVERY):
                                                            ESTIMATE ADV   ---------------------------------------------------------
               NUMBER OF  ESCALATION FACTOR  MANUFACTURER   PAYMENT BASE   AT SIGNING    24 MOS.    21/18/12/9/6 MOS.     TOTAL
DELIVERY DATE  AIRCRAFT      (AIRFRAME)      SERIAL NUMBER  PRICE PER A/P      1%          4%              5%              30%
-------------  ---------  -----------------  -------------  -------------  ----------  -----------  -----------------  -------------
  Aug-2007         1           1.1101           35068        $ 58,947,000  $ 499,470   $ 2,357,880     $ 2,947,350     $ 17,684,100
  Nov-2007         1           1.1176           35067        $ 59,346,000  $ 503,460   $ 2,373,840     $ 2,976,300     $ 17,803,800
  May-2008         1           1.1346           35125        $ 60,248,000  $ 512,480   $ 2,409,920     $ 3,012,400     $ 18,074,400
  Nov-2008         1           1.1511           35126        $ 61,125,000  $ 521,250   $ 2,455,000     $ 3,056,250     $ 18,337,500
  May-2009         1           1.1682           35127        $ 63,033,000  $ 530,330   $ 2,481,320     $ 3,101,650     $ 18,609,900

Total:             5

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.


                   Exhibit A to Purchase Agreement Number 2191

                                       A

                             AIRCRAFT CONFIGURATION

                               Dated Nov 25, 1998

                                   relating to

                          BOEING MODEL 737-7V3 AIRCRAFT

      The Detail Specification is Boeing Detail Specification D6-38808-42-1 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Detail Specification D6-38808-42 dated January 14, 1998 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Exhibit A to
Purchase Agreement No. 2191
Page 2

                                                                                                                           (97 STE)
Change       Change                                                                                                    Change Price
Number       Title                                                                                                          per A/C
------------------------------------------------------------------------------------------------------------------------------------
0360A343A51  737-700 DEVELOPMENTAL CHANGES                                                                    **Material Redacted**
0315A343A33  RO - CERTIFIED OPERATIONAL WEIGHTS - COPA - 737-700                                              **Material Redacted**
0110A343A30  RO - EXTERIOR DECORATIVE MARKINGS - COP - 737-700                                                **Material Redacted**
2158MP3014   COOLING DUCT - INSTALLATION - E8 RACK                                                            **Material Redacted**
2312MP3674   VHF TRANSCEIVERS - REVISION - ROCKWELL COLLINS P/N 822-1047-003 IN LIEU OF 822-1047-002 - BFE    **Material Redacted**
2322MP3566   ACARS - ADDITIONAL PROVISIONS FOR DATA DISCRETES                                                 **Material Redacted**
2322MP3608   ACARS - SOFTWARE REVISION - AOC AND CORE                                                         **Material Redacted**
2331MP3264   PRE-RECORDED ANNOUNCEMENT AND COMBINATION MUSIC/TAPE CONTROL PANEL - DELETION OF MATSUSHITA
             BASELINE                                                                                         **Material Redacted**
2523MP3176   PASSENGER COMPARTMENT SIGNS AND PLACARDS - REVISION -ENGLISH/SPANISH                             **Material Redacted**
2530MP3852   GALLEY INSERTS - BFE ALTERNATE PART NUMBERS                                                      **Material Redacted**
2562MP3225   LIFE RAFTS - REPLACEMENT - BFE AIR CRUISERS - P/N 63800-103 IN LIEU OF D23940-117                **Material Redacted**
2564MP3127   ATTENDANT FLASHLIGHT - REPLACEMENT - DME P2-07-0001-215 IN LIEU OF DME P2-07-0001-101 - BFE      **Material Redacted**

Exhibit A to
Purchase Agreement No. 2191
Page 3

                                                                                                                           (97 STE)
Change       Change                                                                                                    Change Price
Number       Title                                                                                                          per A/C
------------------------------------------------------------------------------------------------------------------------------------
2564MP3136   SMOKE HOODS-ATTACHMENT- REVISION                                                                 **Material Redacted**
3131MP3993   QUICK ACCESS RECORDER - REVISION - PENNY & GILES BFE P/N D52000-62200 IN LIEU OF D52000-62000    **Material Redacted**
3131MP3999   DFDAU - REVISION - ACMS SOFTWARE UPDATE A                                                        **Material Redacted**
3162MP3186   WEATHER RADAR RANGE INDICATORS - RANGE MARKS IN LIEU OF RANGE ARCS                               **Material Redacted**
3430MP3088   MULTI-MODE RECEIVER (MMR) - REPLACEMENT - BFE ROCKWELL P/N 540 822-1152-002 IN LIEU OF
             822-1152-001                                                                                     **Material Redacted**

3443MP3264   WEATHER RADAR - REVISION - ROCKWELL P/N 622-5132-631 IN LIEU OF P/N 622-5132-630 - BFE           **Material Redacted**
3445MP3332   ATC/TCAS CONTROL PANEL - BFE GABLES P/N G6992-40 IN LIEU OF BFE GABLES P/N G6992-02              **Material Redacted**

3446MP3196   ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - PARTIAL PROVISIONS - PHASE II
             (BOEING INTEGRATED DESIGN)                                                                       **Material Redacted**
TOTAL =                                                                                                       **Material Redacted**

Note: The abbreviation "NC" denotes a "no charge" change.

Exhibit A-1 to                                Exhibit A-1
Purchase Agreement No. 2191       Boeing Model 737-7V3 Aircraft Block A

CHANGE NO.      TITLE                                              PRICE (00$)
-----------     -------------------------------------------------  -----------
CAL SPEC        FOLLOW ON CAL FEATURES                             $ 2,629,000
0110A343A30     RO-EXTERIOR DECORATIVE MARKINGS                             NC
0315A343A33     CERTIFIED OPERATIONAL WEIGHTS 737-700              $ 1,064,400
0360A343A51     737-700 DEVELOPMENTAL CHANGES                               NC
2158MP3014      COOLING DUCT INSTALLATION - E8 RACK                $     2,600
2312MP3674      VHF TRANSCEIVERS-REVISION                                   NC
2322MP3566      ACARS-ADDIT. PROVISIONS FOR DATA DISCRETES         $     3,000
2322MP3608      ACARS-SOFTWARE REVISION-AOC & CORE                          NC
2331MP3264      PRE-REC. ANNOUNC. & COMB. MUSIC/TAPE CTRL PNL-DEL           NC
2523MP3176      PASSENGER COMPARTMENT SIGNS/PLACARD                         NC
2530MP3852      GALLEY INSERTS - BFE ALTERNATE PART                         NC
2562MP3225      LIFE RAFTS-REPLACEMENT                                      NC
2564MP3127      ATTENDANT FLASHLIGHT-REPLACEMENT                            NC
2564MP3136      SMOKE HOODS ATTACHMENT REV                                  NC
3131MP3993      QUICK ACCESS RECORDER-REVISION                              NC
3131MP3999      DFDAU-REVISION-ACMS SOFTWARE UPDATE                         NC
3162MP3186      WEATHER RADAR RANGE INDICATORS-RANGE MARKS                  NC
3430MP3088      MULTI-MODE RECEIVER (MMR)-REPLACEMENT                       NC
3443MP3264      WEATHER RADAR REVISION                                      NC
3445MP3332      ATC/TCAS CONTROL PANEL                                      NC
3446MP3196      EGPWS-PARTIAL PROVISIONS-PHASE II                           IB

                EXHIBIT A TOTAL                                    $ 3,699,000

ADDIT. CHANGES  TITLE
--------------  -------------------------------------------------
0220A343A37     CERT. FOR 15 KNOT TAIL WIND T/O & LANDINGS                  NC
0252A343A60     A/P FLIGHT & OPERATION MANUALS - CELSIUS                    NC
2311A343A68     HF COMM DUAL ROCKWELL HP VOICE DATA TRNSCVRS                NC
2527B162A04     FLOOR COVERING-REV-PART SUB-CARPET                          NC
3131A343A64     DFDAU WITH ACMS CAPABILITY                                  NC
3162A343A49     CDS DISPLAY-PFD/ND FORMAT-OVER & UNDER PRES.                NC
3245A343A36     TIRES-NOSE LNDNG GEAR RADIAL TIRES                          NC
3445A303B92     INSTL TCAS CHANGE 7 COMPLIANT                               NC
3453A303B68     ATC SYS-ROCKWELL COLLINS ATC TRANSPONDER                    NC
7200A367B12     MP-CFM56-7 ENGINES 7B22 IN LIEU OF 7B24            -$  784,000

                ADDITIONAL CHANGES TOTAL                           -$  784,000

                EXHIBIT A TOTAL                                    $ 2,915,000

Exhibit A-2 to                         Exhibit A-2
Purchase Agreement No. 2191   Boeing Model 737-8V3 Aircraft
                                         Block B

CHANGE NO.      DESCRIPTION                                        PRICE (00$)
--------------  -------------------------------------------------  -----------
0110CG3022      MODEL 737-800 AIRPLANE                                      IB
0221CG3017      CATEGORY IIIA (50 FOOT DECISION HEI                $   136,300
0225CH3026      EXTENDED TWIN-ENGINE OPERATIONS (ET                $     5,300
0252CG3630      CARGO COMPARTMENT PLACARDS - POUNDS                         NC
0252CG3037      ENGLISH UNITS FOR FLIGHT MANUAL, OP                         NC
0253CH3097      CHANGE BFE TO SPE -PASSENGER SEATS                          NC
2130CG3039      600 FPM CABIN PRESSURE ASCENT RATE                          NC
2130CG3040      350 FPM CABIN PRESSURE DESCENT RATE                         NC
2160CG3017      CABIN TEMPERATURE INDICATOR - DEGRE                         NC
2210CG3197      DIGITAL FLIGHT CONTROL SYSTEM (DFCS                         NC
2210CG3209      DIGITAL FLIGHT CONTROL SYSTEM (DFCS                         NC
2210CG3235      DIGITAL FLIGHT CONTROL SYSTEM (DFCS                         NC
2210CG3237      DFCS ACTIV-F D TAKEOFF MODE, WINGS                          NC
2310CH3027      RADIO TUNING PANELS (RTP) - INSTALL                         NC
2311CH3444      HF COMMUNICATIONS - PARTIAL PROVISI                $    18,300
2311CH3446      HF COMMUNICATIONS - DUAL ROCKWELL A                $    63,100
2312CH3400      TRIPLE VHF COMMUNICATIONS (822-1047                $    23,500
2321CG3527      SELCAL DECODER - INSTALLATION - BFE                         NC
2321CG3529      SELCAL CONTROL PANEL - INSTALLATION                         NC
2322CH3411      COMMUNICATIONS MANAGEMENT UNIT (CMU                $   108,700
2331CH3179      PA HANDSET INSTALLATION IN FLIGHT D                $     5,300
2350CH3153      FLIGHT COMPARTMENT AUDIO MUTING REV                         NC
2350CG3158      CONTROL WHEEL INTERPHONE SWITCH                             NC
2350CH3163      DIGITAL AUDIO REMOTE ELECTRONICS UN                         NC
2350CG3184      AUDIO SELECTOR PANEL - INSTALLATION                         NC
2350CH3206      AUDIO SELECTOR PANEL RELOCATION FRO                         NC
2350CH3207      INTERPHONE - BFE MICROPHONES, BOOM                          NC
2370CH3180      SOLID STATE VOICE RECORDER - INSTAL                         NC
2433CH3150      STANDBY POWER - CAPACITY INCREASE A                $    37,800
2520CH3816      BFE BULKHEAD DECORATIVE MURALS -TA                 $    11,000
2520CH3825      ALTERNATE INTERIOR ARRANGEMENT - 8                 $   177,500
2520CH3949      INTERIOR ARRANGEMENT - 14 FIRST CLA                $   125,500
2524CH3512      UNDERBIN SPE CLOSET - FORWARD LEFT                 $     4,900
2528CH3212      LOCKABLE OVERHEAD STOWAGE COMPARTME                $       200
2530CH3635      FORWARD GALLEY G1 INSTALLATION - AF                $    36,000
2530CH3636      FORWARD GALLEY G2 INSTALLATION - AF                $    36,000
2530CH3639      FORWARD GALLEY G7 INSTALLATION - AF                $    36,000
2541CH3043      LIQUID SOAP DISPENSER - LAVATORY                            NC
2550CG3210      CARGO COMPARTMENT NETS WITH NYLON T                         NC
2550CG3220      FWD AND AFT CARGO COMPARTMENT FLOOR                         NC
2550CG3226      FWD AND AFT CARGO COMPARTMENT LININ                         NC
2564CH3095      RETRACTABLE EMERGENCY EQUIPMENT PAN                         NC
2611CG3020      ENGINE AND APU FIRE/OVERHEAT DETEC                          NC
2626CG3024      FIRE EXT. INSTL                                             NC
2841CG3095      FUEL QUANTITY INDICATORS ON RIGHT W                         NC
2844CG3040      MEASURING STICK CONVERSION TABLES -                         NC
2910CG3093      ENG DRV HYD PMP W/VESPEL SPLINE-ABX                         NC
2910CG3097      AC MOTOR-DRIVEN HYDRAULIC PUMPS - I                         NC
3131CH3734      OPTICAL QUICK ACCESS RECORDER INST.                $     8,800
3131CG3765      ACCELEROMETER - INSTALLATION - BFE                          NC
3131CH3797      PARTIAL PROV FOR ARINC 591 Q.A.R.                           NC
3131CG3808      SOLID STATE DIGITAL FLIGHT DATA REC                         NC

Exhibit A-2 to                         Exhibit A-2
Purchase Agreement No. 2191   Boeing Model 737-8V3 Aircraft
                                         Block B

3135CH3068      MILTOPE ARINC 744 MULTIPORT PRINTER                $     8,100
3162CG3013      EFIS/MAP DISPLAY FORMAT                                     NC
3162CG3015      FLIGHT DIRECTOR COMMAND DISPLAY - S                         NC
3162CG3019      RADIO ALTITUDE DISPLAY - ROUND DIAL                         NC
3162CG3021      RADIO ALTITUDE - BELOW ADI                                  NC
3162CG3022      RISING RUNWAY DISPLAY                                       NC
3162CG3026      ATTITUDE COMPARATOR - STEADY                                NC
3162CG3028      SINGLE CHANNEL AUTOPILOT ANNUNCIATI                         NC
3162CG3029      LOCALIZER BACKCOURSE POLARITY - REV                         NC
3162CG3032      MAP MODE ORIENTATION - TRACK UP                             NC
3162CG3036      AUTOTUNED NAVAIDS - DISPLAYED                               NC
3162CG3038      MANUALLY TUNED VOR SELECTED COURSE                          NC
3162CG3040      ADF POINTER(S) IN MAP MODE - FULL T                         NC
3162CG3042      POSITION DIFFERENCE - AUTOMATIC DIS                         NC
3162CG3044      WEATHER RADAR RANGE INDICATORS - RA                         NC
3162CG3052      TCAS RESOLUTION ADVISORY ON ADI                             NC
3162CG3056      ANALOG FAILURE FLAGS - NOT DISPLAYE                         NC
3162CG3104      ENGINE INSTRUMENTS DISPLAY                                  NC
3162CH3135      ADDITIONAL TAKEOFF BUG - NOT DISPLA                         NC
3240CG3228      NOSE AND MAIN LANDING GEAR WHEELS A                         NC
3244CG3007      PARKING BRAKE WARNING LIGHT INSTALL                $       800
3245CG3040      BIAS NOSE LANDING GEAR TIRES - 27X7                         NC
3310CH3020      KEEP OUT OF FLIGHT COMPARTMENT WARN                $     3,100
3342CG3024      NOSE GEAR TAXI LIGHT - INSTALLATION                         NC
3343CH3043      EXTERNAL POSITION LIGHT SWITCH INST                         NC
3351CH3030      FLOOR PROXIMITY EMERGENCY ESCAPE PA                ($    1,200)
3412CG3078      AIR DATA COMPUTING - DUAL TAT PROBE                         NC
3430CG3054      MMR PARTIAL PROV FOR GLOBAL POSIT                           IB
3430CG3060      MMR-INSTAL OF ILS/GPS BFE ROCKWELL                          IB
3433CG3056      LOW RANGE RADIO ALTIMETER (LRRA) -                          NC
3443CH3154      ARINC 708 WEATHER RADAR SYSTEM - IN                         NC
3443CH3189      WEATHER RADAR SYSTEM - PARTIAL PROV                         IB
3445CG3167      TCAS II - INSTALLATION - BFE ALLIED                         NC
3446CH3127      GPWS RADIO ALTITUDE VOICE CALLOUTS                          NC
3446CH3128      GPWS FLAPS WARNING INHIBIT ONLY IN                          NC
3446CH3129      GPWS VOICE CALLOUT REVISION - HALF                          NC
3451CG3006      VOR/MARKER BEACON - INSTALLATION -                          NC
3455CG3119      DISTANCE MEASURING EQUIPMENT (DME)                          NC
3457CH3152      NAVIGATION SYSTEM - ADF REMOVAL                             NC
3461CG3403      BUYER FURNISHED NAVIGATION DATA BAS                         NC
3461CG3424      FMC FLIGHT NUMBER ENTRY                                     NC
3461CG3425      FMC TEMPERATURE SELECTION - DEGREES                         NC
3461CG3429      FMC POSITION UPDATE AND RUNWAY OFFS                         NC
3461CG3432      THRUST REDUCTION ALTITUDE - TAKEOFF                         NC
3461CG3433      FMS BUILT-IN TEST EQUIPMENT PRINTER                         NC
3461CG3465      MULTIPURPOSE CDU WITH FMC, ACARS, A                $    53,400
3461CG3496      INSTALL FMC-SECOND 4MCU, UPDATE                    $   184,000
3461CG3498      FMC - ACTIVATION - 1 MEG NAVIGATION                         IB
3461CG3521      PORTABLE DATA LOADER CONNECTOR - IN                         NC
3461CH3562      FMC - ACTIVATION - RETENTION OF WAY                $    11,700
3461CH3565      FMC - ACTIVATION - ACARS ARINC 7246                $   117,500
3500CG3018      OXYGEN SYSTEM - ALL TUBING AND FITT                         NC
3510CG3098      CREW OXYGEN CYLINDER - 114 CUBIC FE                         NC

Exhibit A-2 to                         Exhibit A-2
Purchase Agreement No. 2191   Boeing Model 737-8V3 Aircraft
                                         Block B

3510CG3102      CREW OXYGEN SYSTEM - CAPTAIN, FIRST                         NC
3920CH3111      AUXILIARY E/E EQUIPMENT (E8) RACK I                $    20,400
5200CG3021      HOLD OPEN LOCK INSTALLATION - ENTRY                         NC
5320CG3027      FIVE POUND ALUMINUM FLOOR PANELS                            NC
72000G3246      AIRPLANE PERFORMANCE: CFM56-7 ENGI                 $   910,000
7200CG3281      SINGLE ANNULAR COMBUSTOR - CFM56-7                          NC
7731CG3038      ENGINE VIBRATION MONITORING (EVM) S                         NC
79000G3028      LUBRICATING OIL - MOBIL JET II                              NC
0220MP3407      HIGH ALTITUDE A/P OPERATION                        $    14,600
0220A343A37     CERT. FOR 15 KNOT TAIL WIND T/O &                           NC
0252MP3062      CARGO CMCPTMT PLACARDS                                      NC
0253MP3112      CHANGE SPE TO BFE/ GALLEY INSERTS                           NC
0315A343B26     INCREASE CERTIFIED OPERATIONAL MTOW                $   920,600
1120A303C46     ALL EXT MARKINGS (INCLUDING TIRE PR                         NC
2158MP3014      COOLING DUCT ISNTL E8 RACK                         $     2,400
2310A687A04     COMMUNICATIONS CONTROL PANELS                               NC
2311MP3553      HF COMMUNICATIONS-REPLACEMENT                               NC
2312MP3674      VHF TRANSCEIVERS-REVISION                                   NC
2321MP3566      SELCAL CONTROL PANEL-INSTAL GABLES                          NC
2322MP3489      MODIFY DUAL ARAINC 758 CMP PRVS                             NC
2322MP3490      ACARS ARINC 724B                                   $     8,800
2322MP3566      ADDTNL PROV ACARS FOR DATA DISCRETE                $     3,100
2322MP3608      ACARS-SOFTWARE REVISION-AOC & CORE                          NC
2331 MP3159     PASSENGER ADDRESS SYSTEM - COLLINS                          NC
2331 MP3264     PRE-RECORDED ANNOUNCE/COMBO MUSIC                           NC
2332MP3742      VIDEO ENTERTAIN. SYSTEM-PART PROV.                 $     5,600
2334A857A17     AUDIO ENTMT SYS-INSTALL IN SEAT                             NC
2370MP3215      SOLID STATE VOICE RCDR INSTL                                NC
2371A687A07     INSTALLATION OF SOLID STATE VOICE                           NC
2450MP3181      GALLEY POWER REVISION                                       NC
2520CH3825      ALTERNATE INTERIOR ARRANGEMENT - 8                ($   177,500)
2520A092K42     RO-INTERIOR REV-ADD OF 1ST CLASS                   $   245,900
2520A688D87     INCREASE AFT SEAT ROW RECLINE                               NC
2520B066A17     ADD OPTIONAL P/N FOR LIFE RAFT                              NC
2521MP3109      INTERIOR ARGMT REV - PITCH IN FC                           NC_
2521MP3122      INTERIOR COLORS/MATERIAL REV                                NC
2523MP3176      PASSENGER COMPARTMENT SIGNS/PLACARD                         NC
2524MP3605      CLASS DIVIDER SEAT TRACK MT PARTIT                ($    29,100)
2524A343B43     COMPOSITES UNLIMITED CLASS DIVIDER                ($     2,700)
2525A688C74     PASS COMPART SEATS-REV SEAT INSTALL                         NC
2527MP3157      CARPET/ENTRY MAT TRANSITION REV                             NC
2528A343A01     M/C FLOOR MOUNTED STOWAGE COMPART-                ($     7,000)
2530MP3778      REV-FORWARD GALLEY G7 INSTALLATION                 $    24,100
2530MP3788      GALLEY REVISION/ ALT. CONFIG.                               NC
2530MP3789      GALLEY REV/ ALT. CONFIG.                                    NC
2530MP3790      GALLEY REVISION/ ALT. CONFIG.                               NC
2530MP3814      GALLEY REV BFE AEROSPACE                                    NC
2530MP3852      GALLEY INSERTS - BFE ALTERNATE PART                         NC
2530A688D79     REVISE. GALLY INSTALLATION-DELETE                  $     1,200
2540A303C07     LAV REV DELETE DEODORANT DK BRACKET                         NC
2540A688D74     LAV ASH TRAY RELOCATION                                     NC
2541MP3064      LAVATORY SINK DECK-COMPOSIT MAT.                            NC
2560MP3384      FIRST AID KIT-INSTALLATION OF ONE                  $       400

Exhibit A-2 to                         Exhibit A-2
Purchase Agreement No. 2191   Boeing Model 737-8V3 Aircraft
                                         Block B

2561MP3005      DELETE LIFE VEST FLIGHT CREW BFE                            NC
2562MP3226      LIFE RAFTS-REPLACEMENTS-BFE AIR CRU                         NC
2564MP3127      ATTENDANT FLASHLIGHT-REPLACEMENT                            NC
2564MP3136      SMOKE HOODS ATTACHMENT REV                        ($       200)
2564MP3137      OXYGEN BOTTLE-MOUNTING PANEL                                NC
2622MP3013      APU FIRE BOTTLE REVISION - INTERCHA                         NC
2911A303B96     HYDRAULIC SHUT-OFF VALUE-PK BRK ONL                $     2,400
3131CG3778      DIGITAL FLIGHT DATA ACQUISITION UNI                         NC
3131MP3847      SS DIGITAL FL. DATA REC.-INSTAL BFE                         NC
3131MP3993      QUICK ACCESS RECORDER-REVISION                              NC
3131MP3999      DFDAU-REVISION-ACMS SOFTWARE UPDATE                         NC
3131A343A64     DFDAU WITH ACMS CAPABILITY                                  NC
3131A687A25     DFDAU-REVISE BFE/SPE SUBSTITUTION                           NC
3133A343B41     MULTI INPUT PRINTER-ARINC 744                               NC
3135CH3068      MILTOPE ARINC 744 MULTIPORT PRINTER               ($     8,100)
3135MP3118      MILTOPE ARINC 744 MULITPORT PRINTER                $     8,100
3162MP3186      WEA RADAR RANGE INDICATORS                                  NC
3245A343A36     TIRES-NOSE LNDNG GEAR RADIAL TIRES                          NC
3324MP3018      NO SMOKING SIGNS-PERMANENT ILLUM.                           NC
3351MP3050      FLOOR PROX EMGY ESCAP PATH MKG SYS                          NC
3430MP3088      MULTI-MODE RECEIVER (MMR)-REPLACE                           NC
3433MP3081      LOW RANGE RADIO ALTIMETER (LRRA) -                          NC
3443MP3235      ARINC 708A WEATHER RADAR SYSTEM - I                         NC
3443MP3258      REPLCMNT ARINC BFE WETHR RADAR CNTR                         NC
3443MP3264      WEATHER RADAR REVISION                                      NC
3445MP3289      TCAS II/ INSTALLATION                                       NC
3445MP3332      ATC/TCAS CONTROL PANEL                                      NC
3445A303B92     INSTL TRAF ALERT & COLLISION AVOID                          NC
3446MP3196      ENHANCED GROUND PROXIMITY WARNING S                         IB
3453A303B68     ATC SYS-ROCKWELL COLLINS ATC TRANS-                         NC
3461MP3649      FMC TEMP SEL-REV-DEGREES DEFAULT                            NC
3511A636B72     INSTALL FULL FACE OXYGEN MASKS WITH                $     6,100
5320MP3040      FIVE POUND ALUMINUM UNDERSEAT FLOOR                         NC
5352CH3009      RADOME REV INSTAL BFE M&N AEROSPA                           NC
7900MP3035      LUBRICATING OIL-JET 254 ILO JETII                           NC

                TOTAL CAL 737-800 FOLLOW ON FEATURES               $ 3,160,700

                MID CABIN LAV (PROVS ILO INSTL - EST)             ($    73,600)
                WINGLETS (If installed in Boeing production)       $   779,300
                TOTAL ESTIMATED FEATURES                           $ 3,866,400

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

                   Exhibit B to Purchase Agreement Number 2191

                                       B

Exhibit B to
Purchase Agreement No. 2191
Page 1

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                     BOEING MODEL 737-7V3 & 737-8V3 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

Exhibit B to
Purchase Agreement No. 2191
Page 2

      1.    GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

                  1.1   Airworthiness and Registration Documents.

                  Not later than 6 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

                  1.2 Certificate of Sanitary Construction.

                        1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

                        1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 MONTHS PRIOR TO DELIVERY. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

                  1.3 Customs Documentation.

                        1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

                        1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 DAYS PRIOR TO DELIVERY a complete crew and passenger list and a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 DAYS PRIOR TO DELIVERY of such intention. If Boeing receives such notification, Boeing will provide to Customer the

Exhibit B to
Purchase Agreement No. 2191
Page 3

documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished Customer to cover U.S. stops scheduled for the ferry flight.

                        1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, IMMEDIATELY PRIOR TO THE FERRY FLIGHT, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

      2.    INSURANCE CERTIFICATES.

            Unless provided earlier, Customer will provide to Boeing not later than 30 DAYS PRIOR TO DELIVERY of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

      3     NOTICE OF FLYAWAY CONFIGURATION.

            Not later than 20 DAYS PRIOR TO DELIVERY of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

            (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

            (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft and address where cargo is to be shipped after flyaway;

            (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

            (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

            (v) a complete ferry flight itinerary.

      4.    DELIVERY ACTIONS BY BOEING.

                  4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

                  4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

Exhibit B to
Purchase Agreement No. 2191
Page 4

                  4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

                  4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

AIRCRAFT MODEL                                   FUEL PROVIDED
--------------                                   -------------
     737                                             1,000
     747                                             4,000
     757                                             1,600
     767                                             2,000
     777                                             3,000

                  4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

                  4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

                  4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

      5.    DELIVERY ACTIONS BY CUSTOMER.

                  5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

                  5.2. Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

                  5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

            Supplemental Exhibit BFE1 to Purchase Agreement No. 2191

                                      BFE1

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                     BOEING MODEL 737-7V3 & 737-8V3 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                                     ________________

Galley Inserts                                    ________________

Seats (passenger)                                 ________________

Overhead & Audio System                           ________________

In-Seat Video System                              ________________

Miscellaneous Emergency Equipment                 ________________

Cargo Handling Systems*                           ________________
        (Single Aisle Programs only)

* For a new certification, supplier requires notification 10 months prior to Cargo Handling System on-dock date.

                                            BFE1-1

2.    On-dock Dates

On or before             , Boeing will provide to Customer a BFE Requirements
On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                          Preliminary On-Dock Dates
                                              [MONTH OF DELIVERY:]

                                              Aircraft       Aircraft
Seats

Galleys/Furnishings

Miscellaneous Emergency Equipment

Electronics

Textiles/Raw Material

Cargo Systems (Single Aisle Programs))

Provision Kits (Single Aisle Programs)

Radomes (Single Aisle Programs)

                                     BFE1-2

                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

           Supplemental Exhibit CS1 to Purchase Agreement Number 2191

                                       CS1

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                          BOEING MODEL 737-7V3 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below unless Customer obtains similar entitlements from newly delivered, leased, Model 737 aircraft delivered before the Aircraft. If customer is scheduled to receive similar entitlements from the lease of a new model 737 aircraft, the entitlements provided herein will be void.

1.    Maintenance Training.

      1.1.  Airplane General Familiarization Course; 1 class of 24 students;

      1.2.  Mechanical/Power Plant Systems Course; 2 classes of 15 students;

      1.3.  Electrical Systems Course; 2 classes of 15 students;

      1.4.  Avionics Systems Course; 2 classes of 15 students;

      1.5.  Corrosion Prevention & Control Course; 1 class of 10 students;

      1.6.  Aircraft Rigging Course; 1 class of 6 students;

      1.7.  Composite Repair for Technicians - Basic; 1 class of 8 students;

      1.8. Training materials will be provided to each student. In addition, one set of training materials used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

2.    Flight Training.

      2.1. Transition training for 8 flight crews (16 pilots) in 2 classes; The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft.

      2.2.  Flight Dispatcher training; 2 classes of 6 students;

      2.3.  Flight Attendant training; 2 classes of 12 students;

                                      CS1-1

      2.4. Performance Engineer training in Boeing's regularly scheduled courses; schedules are published twice yearly.

      2.5. Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

      2.6.  Additional Flight Operations Services:

            a. Boeing flight crew personnel to assist in ferrying the first aircraft to Customer's main base;

            b. Instructor pilots for 90 calendar days for revenue service training assistance;

            c. An instructor pilot to visit Customer 6 months after revenue service training to review Customer's flight crew operations for a 2 week period.

3.    Planning Assistance.

      3.1.  Maintenance and Ground Operations.

            Upon request, Boeing will visit Customer's main base to evaluate aircraft maintenance facilities, develop recommendations and assist in maintenance planning.

      3.2.  Spares.

            a) Recommended Spares Parts List (RSPL) customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

            b) Illustrated Parts Catalog (IPC) A customized IPC in accordance with ATA 100 will be provided.

            c) Provisioning Training Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

            d) Spares Provisioning Conference A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

                                      CS1-2

4.    Technical Data and Documents

      4.1.  Flight Operations.
            Airplane Flight Manual
            Operations Manual
            Quick Reference Handbook
            Weight and Balance Manual
            Dispatch Deviation Procedures Guide
            Flight Crew Training Manual
            Baggage/Cargo Loading Manual
            Performance Engineer's Manual
            Jet Transport Performance Methods
            FMC Supplemental Data Document
            Operational Performance Software
            Fault Reporting Manual
            Baggage/Cargo Loading Manual (747 and 767 Aircraft)
            ETOPS Guide Vol. III
            Flight Planning and Performance Manual

      4.2.  Maintenance.
            Aircraft Maintenance Manual
            Wiring Diagram Manual
            Systems Schematics Manual
            Connector Part Number Options Document
            Structural Repair Manual
            Overhaul/Component Maintenance Manual
            Standard Overhaul Practices Manual
            Standard Wiring Practices Manual
            Non-Destructive Test Manual
            Service Bulletins and Index
            Corrosion Prevention Manual
            Fault Isolation Manual
            Fuel Measuring Stick Calibration Document
            Power Plant Buildup Manual
            Built-In Test Equipment (BITE) Manual
            Central Maintenance Computer System Reporting Table
            In Service Activity Report
            All Operator Letters
            Service Letters
            Structural Item Interim Advisory
            Maintenance Tips
            Combined Index
            Ramp Maintenance Manual (747,757,767)

      4.3.  Maintenance Planning.
            Maintenance Planning Data Document

                                      CS1-3

            Maintenance Planning Data Tasks Masterfile
            Maintenance Task Cards and Index
            Maintenance Inspection Intervals Report
            ETOPS Guide Vol. II
            Configuration Maintenance and Procedures for Extended Range
               Operations

      4.4.  Spares.

            Illustrated Parts Catalog
            Standards Books

      4.5.  Facilities and Equipment Planning.
            Facilities and Equipment Planning Document
            Special Tool and Ground Handling Equipment Drawings and Index Supplementary Tooling Documentation
            Illustrated Tool and Equipment List/Manual
            Aircraft Recovery Document
            Airplane Characteristics for Airport Planning Document Airplane Rescue and Fire Fighting Document
            Engine Handling Document
            ETOPS Guide Vol. I

      4.6.  Computer Software Index.

      4.7.  Supplier Technical Data.
            Service Bulletins
            Ground Support Equipment Data
            Provisioning Information
            Component Maintenance/Overhaul Manuals and Index
            Publications Index
            Product Support Supplier Directory

                                     CS1-4

                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

           Supplemental Exhibit CS 1 to Purchase Agreement Number 2191

                                       CS1

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                     BOEING MODEL 737-7V3 & 737-8V3 AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. In addition to any customer support provided by Boeing pursuant to Purchase Agreement Number 2191 as in effect immediately prior to the date hereof, and upon Customer's request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.    Maintenance Training.

      1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

      1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.    Flight Training.

      Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

      Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

3.    Planning Assistance.

      3.1   Maintenance and Ground Operations.

            Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

      3.2   Spares.

            Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

                                      CS1-1

4.    Technical Data and Documents.

      Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

                                     CS1-2

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

           Supplemental Exhibit EE1 to Purchase Agreement Number 2191

                                       EE1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                   relating to

                          BOEING MODEL 737-7V3 AIRCRAFT

1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-600, -700 or -800 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 1 through 10 below and Paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

      2.1. Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

      2.2. Patents.

            2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

                                      EE1-1

            2.2.2 CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

            2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

      2.3. Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

      2.4.  Warranty Pass-On.

            2.4.1 If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

            2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

            2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

      2.5.  New Engine Warranty.

            2.5.1. CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

                  (i) Parts Credit Allowance will be granted for any Failed
            Parts.

                  (ii) Labor Allowance for disassembly, reassembly, test and
            Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

                                      EE1-2

                  (iii) Such Parts Credit Allowance, test and Labor Allowance will be: 100% from new to 2500 Flight Hours and decreasing pro rata from 100% at 2500 Flight Hours to zero percent at 3000 Flight Hours.

            2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

                  (i) Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first 2500 Flight Hours and at a charge to Customer increasing pro rata from zero percent of CFM's repair cost at 2500 Flight Hours to 100% of such CFM repair costs at 3000 Flight Hours.

                  (ii) Transportation to and from the designated facility shall be at Customer's expense.

      2.6. New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

            2.6.1. During the first 1000 Flight Hours for such Parts and Expendable Parts, CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

            2.6.2. CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

      2.7.  Ultimate Life Warranty.

            2.7.1. CFM warrants Ultimate Life limits on the following Parts:

                   (i)    Fan and Compressor Disks/Drums

                   (ii)   Fan and Compressor Shafts

                   (iii)  Compressor Discharge Pressure Seal (CDP)

                   (iv)   Turbine Disks

                   (v)    HPT Forward and Stub Shaft

                   (vi)   LPT Driving Cone

                   (vii)  LPT Shaft and Stub Shaft

            2.7.2. CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at 25,000 Flight Hours or 15,000 Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than 25,000 Flight Hours or 15,000 Flight Cycles.

                                      EE1-3

      2.8.  Campaign Change Warranty.

            2.8.1. A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit
            Allowances:

            Engines and Modules

                  (i) 100% for Parts in inventory or removed from service when new or with 2500 Flight Hours or less total Part Time.

                  (ii) 50% for Parts in inventory or removed from service with over 2500 Flight Hours since new, regardless of warranty status.

            2.8.2. Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

            2.8.3. Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

      2.9. Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

      2.10. Indemnity and Contribution.

            2.10.1. IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING

                                      EE1-4

            ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

            2.10.2. CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

                                     EE1-5

                                     TABLE 1
                                      737X
                            CFM56 WARRANTY PARTS LIST
                                  FLIGHT HOURS

                                                      Flight Hours
                                       ----------------------------------------
                                       2000   3000   4000   6000   8000   12000
                                       ----   ----   ----   ----   ----   -----
Fan Rotor/Booster
  Blades                                        X
  Disk, Drum                                                                X
  Spinner                                       X

Fan Frame
  Casing                                                             X
  Hub & Struts                                        X
  Fairings                                            X
  Splitter (Mid Ring)                                 X
  Vanes                                         X
  Engine Mount                                        X

No. 1 & No. 2 Bearing Support
  Bearings                                            X
  Shaft                                                                     X
  Support (Case)                                      X

Inlet Gearbox & No. 3 Bearing
  Bearings                                            X
  Gear                                                X
  Case                                                X

Compressor Rotor
  Blades                                        X
  Disk & Drums                                                              X
  Shaft                                                                     X

Compressor Stator
  Casing                                                             X
  Shrouds                                       X
  Vanes                                         X
  Variable Stator Actuating Rings               X

Combustor Diffuser Nozzle (CDN)
  Casings                                       X
  Combustor Liners                              X
  Fuel Atomizer                                 X

                                      EE1-6

                                     TABLE 1
                                      737X
                            CFM56 WARRANTY PARTS LIST
                                   (continued)

                                                      Flight Hours
                                       ----------------------------------------
                                       2000   3000   4000   6000   8000   12000
                                       ----   ----   ----   ----   ----   -----
  HPT Nozzle                                    X
  HPT Nozzle Support                                  X
  HPT Shroud                                    X

HPT Rotor
  Blades                                              X
  Disks                                                                     X
  Shafts                                                                    X
  Retaining Ring                                X

LP Turbine
  Casing                                                      X
  Vane Assemblies                               X
  Interstage Seals                              X
  Shrouds                                       X
  Disks                                                              X
  Shaft                                                                     X
  Bearings                                            X
  Blades                                        X

Turbine Frame
  Casing & Struts                                             X
  Hub                                                 X
  Sump                                                X

Accessory & Transfer Gearboxes
  Case                                                X
  Shafts                                              X
  Gears                                               X
  Bearings                                            X

Air-Oil Seals                                   X

Controls & Accessories
  Engine                                X

Condition Monitoring Equipment          X

                                      EE1-7

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

           Supplemental Exhibit SLP1 to Purchase Agreement Number 2191

                                      SLP1

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                            BOEING MODEL 737 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2191.

1.    Wing.

      (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

      (b)   Wing spar webs, chords and stiffeners.

      (c)   Inspar wing ribs.

      (d)   Inspar splice plates and fittings.

      (e)   Main landing gear support structure.

      (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

      (g) Engine strut support fittings attached directly to wing primary structure.

      (h)   Wing-to-body structural attachments.

      (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

      (j)   Trailing edge flap tracks and carriages.

      (k) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.    Body.

      (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

      (b) Window and windshield structure but excluding the windows and windshields.

                                     SLP1-1

      (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

      (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

      (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

      (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

      (g)   Forward and aft pressure bulkheads.

      (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

      (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

      (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.    Vertical Stabilizer.

      (a)   External skins between front and rear spars.

      (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

      (c)   Inspar ribs.

      (d)   Rudder hinges and supporting ribs, excluding bearings.

      (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

      (f)   Rudder internal, fixed attachment and actuator support structure.

4.    Horizontal Stabilizer.

      (a)   External skins between front and rear spars.

      (b)   Front and rear spar chords, webs and stiffeners.

      (c)   Inspar ribs.

                                     SLP1-2

      (d) Stabilizer center section including hinge and screw support structure.

      (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

      (f)   Elevator internal, fixed attachment and actuator support structure.

5.    Engine Strut.

      (a)   Strut external surface skin and doublers and stiffeners.

      (b)   Internal strut chords, frames and bulkheads.

      (c)   Strut to wing fittings and diagonal brace.

      (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.    Main Landing Gear.

      (a)   Outer cylinder.

      (b)   Inner cylinder, including axles.

      (c) Upper and lower side struts, including spindles, universals and reaction links.

      (d)   Drag strut.

      (e)   Bell crank.

      (f)   Orifice support tube.

      (g)   Trunnion link.

      (h)   Downlock links including spindles and universals.

      (i)   Torsion links.

      (j)   Actuator beam, support link and beam arm.

7.    Nose Landing Gear.

      (a)   Outer cylinder.

      (b)   Inner cylinder, including axles.

      (c)   Orifice support tube.

      (d)   Upper and lower drag strut, including lock links.

                                     SLP1-3

      (e)   Steering plates and steering collars.

      (f)   Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

                                     SLP1-4

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

2191-01

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

Subject:      Demonstration Flight Waiver

Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between
              The Boeing Company (Boeing) and COPA HOLDINGS, S.A.
              (Customer) relating to Model 737-7V3 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

CORRECTION COSTS: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

FLIGHT DISCREPANCY: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

AIRCRAFT                          TOTAL FUEL ENTITLEMENT
 MODEL                                (U.S. GALLONS)
--------         -------------------------------------------------------
 737             Full tanks (approx. 5,300 to 6,800, depending on model)

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy,

Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: Nov 25, 1998

COPA HOLDINGS, S.A.

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

2191-02

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

**Material Redacted**

Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between
              The Boeing Company (Boeing) and COPA HOLDINGS, S.A.
              (Customer) relating to Model 737-7V3 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Commitment.

      **Material Redacted**

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the AGTA between Boeing and Customer, using actual escalation indices published for the applicable period.

2.    **Material Redacted**

3.    **Material Redacted**

4.    **Material Redacted**

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: Nov 25, 1998

COPA HOLDINGS, S.A.

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

2191-03

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

Subject:      Seller Purchased Equipment

Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between
              The Boeing Company (Boeing) and COPA HOLDINGS, S.A.
              (Customer) relating to Model 737-7V3 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

SELLER PURCHASED EQUIPMENT (SPE): Buyer Furnished Equipment (BFE) that Boeing purchases for Customer.

DEVELOPMENTAL BUYER FURNISHED EQUIPMENT (DBFE): BFE not previously certified for installation on the same model aircraft.

DEVELOPMENTAL SELLER PURCHASED EQUIPMENT (DSPE): DBFE which is converted to SPE. This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

1.    Price.

      Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

      Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers, (ii) a handling fee of 10% of such costs and (iii) transportation charges. If all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.    Responsibilities.

      2.1   Customer is responsible for:

            (i) selecting and notifying Boeing of the supplier for all items identified in paragraph 1.1 of Supplemental Exhibit BFE1 of the Purchase Agreement,

            (ii)  selecting a FAA certifiable part; and

            (iii) providing to Boeing the SPE part specification/Customer requirements.

      2.2.  Boeing is responsible for:

            (i)   placing and managing the purchase order with the supplier;

            (ii)  coordinating with the suppliers on technical issues;

            (iii) ensuring that the delivered SPE complies with the part specification;

            (iv) obtaining certification of the Aircraft with the SPE installed; and

            (v) obtaining for Customer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Part 2 of Exhibit C, the Product Assurance Document.

3.    Supplier Selection For SPE Galleys and Seats.

            Customer's selection of SPE Seat and Galley suppliers is complete.

4.    Changes.

      After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Customer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Customer wants any changes made, requests must be made directly to Boeing for coordination with the supplier.

5.    Proprietary Rights.

      Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

6.    Remedies.

      If Customer does not comply with the obligations above, Boeing may:

      (i)   delay delivery of the Aircraft;

      (ii)  deliver the Aircraft without installing the SPE;

      (iii) substitute a comparable part and invoice Customer for the cost;

      (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7.    Customer's Indemnification of Boeing.

      Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: Nov 25, 1998

COPA HOLDINGS, S.A.

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

6-1162-DAN-0123

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

Subject:      Aircraft Performance Guarantees

Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between
              The Boeing Company (Boeing) and COPA HOLDINGS, S.A.
              (Customer) relating to Model 737-7V3 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: Nov 25,1998

COPA HOLDINGS, S.A.

                      MODEL 737-7V3 PERFORMANCE GUARANTEES

                             FOR COPA HOLDINGS, S.A.

SECTION                      CONTENTS
   1                 AIRCRAFT MODEL APPLICABILITY

   2                 FLIGHT PERFORMANCE

   3                 MANUFACTURER'S EMPTY WEIGHT

   4                 AIRCRAFT CONFIGURATION

   5                 GUARANTEE CONDITIONS

   6                 GUARANTEE COMPLIANCE

   7                 EXCLUSIVE GUARANTEES

1     AIRCRAFT MODEL APPLICABILITY

      The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-7V3 Aircraft with a maximum takeoff weight of at least 154,500 pounds, a maximum landing weight of 129,200 pounds, and a maximum zero fuel weight of 120,500 pounds, and equipped with Boeing furnished CFM56-7B24 engines.

2     FLIGHT PERFORMANCE

2.1   CRUISE RANGE

      The still air range at an initial cruise altitude of 35,000 feet on a standard day at 0.78 Mach Number, starting at a gross weight of 150,000 pounds and consuming 35,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:        3,185 Nautical Miles
TOLERANCE:        -65 Nautical Miles
GUARANTEE:      3,120 Nautical Miles

      Conditions and operating rules:

            A step climb of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

3     MANUFACTURER'S EMPTY WEIGHT

      The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D6-38808-42-1 plus one percent.

4     AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D6-38808-42-1 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

      (1) Changes to the Detail Specification including Change Requests, Change Orders, Optional Features or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

      (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5     GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-700 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 23, dated November 7, 1997.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degreesF, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 2,200 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 33 percent). The APU is turned off unless otherwise specified.

5.5 The cruise range guarantee is based on an Aircraft center of gravity location of 22.2 percent of the mean aerodynamic chord.

5.6   Performance, where applicable, is based on a fuel Lower Heating Value
      (LHV) of 18,580 BTU per pound.

6     GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of
      Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7     EXCLUSIVE GUARANTEES

      The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

6-1162-DAN-0124

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

**Material Redacted**

Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between
              The Boeing Company (Boeing) and COPA HOLDINGS, S.A.
              (Customer) relating to Model 737-7V3 aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. **Material Redacted**

2. **Material Redacted**

2.1. **Material Redacted**

2.2 **Material Redacted**

2.3 COPA agrees to notify Boeing Aircraft Contracts of a lease or sale of an Aircraft, and to make the payment as described in paragraph 2.2 within three (3) business days of re-delivery of the Aircraft. If such payment is not received within three (3) business days of re-delivery of the Aircraft, COPA will pay interest on such payment at a rate Citibank New York prime interest as reported in the New York edition of the Wall Street Journal, plus 1%. Interest will accrue until the aforementioned payment is made.

3. **Material Redacted**

4. Assignment. The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

5. Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: Nov 25, 1998

COPA HOLDINGS, S.A.

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

6-1162-DAN-0155

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

**Material Redacted**

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: Nov 25, 1998

COPA HOLDINGS, S.A.

                                    EXHIBIT D

                                       TO

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-COP

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                               COPA HOLDINGS, S.A.

                              **Material Redacted**

                                    EXHIBIT D

                              ESCALATION ADJUSTMENT

                              **Material Redacted**

                                   **3 pages**

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

6-1162-DAN-0156

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

Subject:      Year 2000 Ready Software, Hardware and Firmware

Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between
              The Boeing Company (Boeing) and COPA HOLDINGS, S.A.
              (Customer) relating to Model 737-7V3 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Year 2000 Ready Software, Hardware, and Firmware.

The following is a further clarification of the Boeing warranty provided in Part 2 of Exhibit C to the Aircraft General Terms Agreement (AGTA-COP) which is incorporated into the Purchase Agreement by reference:

      Boeing provides, as part of its basic warranty terms found in Part 2 of Exhibit C to AGTA-COP, warranty for "Conformance to the Detail Specification" for a period of four years after Aircraft delivery. In connection with these terms, Boeing warrants to Customer that all Boeing-designed or created software, hardware and firmware (collectively "Computerized Parts") Boeing supplies to Customer pursuant to applicable Purchase Agreement, will be "Year 2000 Ready," i.e., they will function properly with respect to use of dates in the change from year 1999 to year 2000 and beyond. In the event such Computerized Parts are not Year 2000 Ready, as delivered to Customer, Boeing, at its option, will modify such Computerized Parts to be Year 2000 Ready, replace such non-Year 2000 Ready Computerized Parts with Computerized Parts that are Year 2000 Ready or provide a reasonable work around to allow continued use of such Computerized Parts until final correction to the Computerized Parts can be accomplished. Remedies under this paragraph are limited to no-charge modification, replacement or work around of the non-Year 2000 Ready Computerized Parts and will be accomplished either prior to aircraft delivery or, following aircraft delivery, as soon as practicable after discovery of non-Year 2000 Readiness.

2.    Supplier Warranties for Year 2000 Readiness

Boeing will use its best reasonable efforts to obtain warrantees for supplier designed computerized parts which are similar to those provided in paragraph one
(1) herein for Computerized Parts.

3.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: Nov 25, 1998

COPA HOLDINGS, S.A.

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

6-1162-DAN-0157

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

Subject:      Miscellaneous Matters

Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between
              The Boeing Company (Boeing) and COPA HOLDINGS, S.A.
              (Customer) relating to Model 737-7V3 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Taxes

Notwithstanding paragraph 2.2.1 of the AGTA, Boeing will be responsible and pay any Taxes arising solely from an assignment of the Purchase Agreement for Boeing's benefit.

2.    Special Airframe Test Requirements

Notwithstanding paragraph 5.5 of the AGTA, Boeing will obtain Customer's consent before testing to evaluate potential improvements that may be offered for production or retrofit incorporation is conducted on Customer's Aircraft.

3.    Assignment for Boeing's Benefit

If Boeing makes an assignment under paragraph 9.1.2 or 9.1.3 of the AGTA, Boeing will remain liable for its obligations under the Purchase Agreement and Customer will continue to interface with Boeing for the provision of these obligations.

4.    Interchange of BFE

Boeing agrees not to revise the committed delivery schedule for an Aircraft solely as the result of an "Interchange of BFE" as described in Paragraph 8 of Exhibit A to the AGTA.

5.    Location of Boeing Field Service Representative

The Boeing Field Service Representative described in Paragraph 1 of Part 2 of Exhibit A to AGTA-COP, as related to this Purchase Agreement, will be stationed in Panama.

6.    Mission Payload Guarantees

Customer has identified a requirement for one (1) mission payload guarantee in addition to the existing performance guarantees included Letter Agreement 6-1162-DAN-123. Boeing agrees to provide such mission payload guarantee (which will expire at delivery of the first Aircraft) on or before January 30, 1999. This mission payload guarantee will be incorporated into the Purchase Agreement via a revision to letter agreement 6-1162-DAN-DAN-0123.

7.    Assignment

Notwithstanding Article 9 of AGTA-COP, Customer may assign its rights and obligations under the Purchase Agreement to its wholly-owned subsidiary COPA (Compania Panamena de Aviacion, S.A.) on the condition COPA shall be subject to all the terms and conditions of the Purchase Agreement. Notwithstanding any such assignment, Customer shall remain fully and solely responsible in accordance with the terms and conditions of the Purchase Agreement

8.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: Nov 25, 1998

COPA HOLDINGS, S.A.

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

January 26, 1999
6-1162-DAN-0177

Milbank, Tweed, Hadley & McCloy
1 Chase Manhattan Plaza,
New York, NY 10005-1413

      Attention: Mr. Helfried Schwartz

Dear Mr. Schwartz,

Jeffrey Tenen (representing COPA Holdings, S.A.) has asked The Boeing Company to send you a copy of our Purchase Agreement with COPA Holdings, S.A for the production of Model 737-7V3 Aircraft, hereinafter referred to as Purchase Agreement 2191. We understand such disclosure is required to assist you in your capacity as counsel to the Canadian Imperial Bank of Commerce (CIBC) in negotiating an assignment agreement related to advance payment financing for such agreement.

Certain terms and conditions of Purchase Agreement 2191 are considered highly confidential by The Boeing Company. As such, these terms and conditions will be redacted from the aforementioned copy before it is provided. Further, any redacted documents that may be provided will still contain certain commercial and financial information that is considered by Boeing as confidential. In order to provide such redacted copy of Purchase Agreement 2191, The Boeing Company requires that you and your client agree that the information contained therein will only be used for the purposes set forth above and will not, without the prior written consent of The Boeing Company, be disclosed to any other person or entity. Please indicate your agreement to this by signing below and returning one signed original to my office.

We are also requesting (via copy of this letter) that COPA Holdings, S. A. confirm in writing that The Boeing Company may provide a redacted copy of purchase Agreement 2191 to your office.

I will provide the redacted copy of Purchase Agreement 2191 once we have obtained your agreement of non-disclosure and COPA Holding S. A. written permission to release it to your office. If you have any questions or concerns please contact me at the address noted on the letter head (please add "Mail Code 21-43"); phone (206) 766-2267; fax (425) 237-1706; or e-mail
"david.a.nixon@boeing.com.

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: January 27, 1999

MILBANK, TWEED, HADLEY & MCCLOY

THE CANADIAN IMPERIAL BANK OF COMMERCE

cc: Jeffrey Tenen & Kenneth C. Hoffman at Greenberg Traurig Fred Obiente & Pedro Heilbron at COPA

                               BOEING COMMERCIAL AIRPLANE GROUP
                               P.O. Box 3707
                               Seattle, WA 98124-2207

6-1162-LAJ-874R2

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1,
Panama

**Material Redacted**

Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between The
              Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-874R1. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer.

1.    **Material Redacted**

2.    **Material Redacted**

3.    **Material Redacted**

4.    **Material Redacted**

5.    **Material Redacted**

6.    **Material Redacted**

7.    **Material Redacted**

8. Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

ACCEPTED AND AGREED TO this

Date: December 9th, 2004

COPA HOLDINGS, S.A.

                          ATTACHMENT C1 (MODEL 737-700)
                               TO 6-1162-LAJ-874R1

                              **Material Redacted**

                                   **2 pages**

                          ATTACHMENT C2 (MODEL 737-800)
                               TO 6-1162-LAJ-874R1

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                                   **2 pages**

                                     Page 1

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                                            BOEING COMMERCIAL AIRPLANES
                                            P.O. Box 3707
                                            Seattle, WA 98124-2207

6-1162-LAJ-980
April 6, 2005

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

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Very truly yours,

THE BOEING COMPANY

COPA HOLDINGS, S.A.

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                                            THE BOEING COMPANY
                                            P.O. Box 3707
                                            Seattle, WA 98124-2207

6-1162-LAJ-982R1
April 6, 2005

COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

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Reference:    Purchase Agreement No. 2191 (the Purchase Agreement) between The
              Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MJB-0017. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer.

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Page 2

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15.   Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

ACCEPTED AND AGREED TO this

Date:_______________________________________, 2005

THE BOEING COMPANY

COPA HOLDINGS, S.A.

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